CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : August 2000
Beginning of the Month Principal Receivables :                                                                12,730,152,776.95
                                                                                                           ---------------------
Beginning of the Month Finance Charge Receivables :                                                              399,119,928.95
                                                                                                           ---------------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                           ---------------------
Beginning of the Month Total Receivables :                                                                    13,129,272,705.90
                                                                                                           ---------------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                           ---------------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                           ---------------------
Removed Total Receivables :                                                                                                0.00
                                                                                                           ---------------------

Additional Principal Receivables :                                                                                         0.00
                                                                                                           ---------------------
Additional Finance Charge Receivables :                                                                                    0.00
                                                                                                           ---------------------
Additional Total Receivables :                                                                                             0.00
                                                                                                           ---------------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                           ---------------------

End of the Month Principal Receivables :                                                                      12,892,898,645.71
                                                                                                           ---------------------
End of the Month Finance Charge Receivables :                                                                    392,878,103.57
                                                                                                           ---------------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                           ---------------------
End of the Month Total Receivables :                                                                          13,285,776,749.28
                                                                                                           ---------------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                           ---------------------
Adjusted Invested Amount of all Master Trust Series                                                           10,950,976,677.68
                                                                                                           ---------------------

End of the Month Seller Percentage                                                                                       15.06%
                                                                                                           ---------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : August 2000                                                       ACCOUNTS                     RECEIVABLES
                                                                                   --------                     -----------

End of the Month Delinquencies :
       30 - 59 Days Delinquent                                                          181,094.00               182,762,941.72
                                                                           ------------------------        ---------------------
       60 - 89 Days Delinquent                                                          106,054.00               116,695,342.54
                                                                           ------------------------        ---------------------
       90 + Days Delinquent                                                             188,365.00               221,956,373.94
                                                                           ------------------------        ---------------------

       Total 30 + Days Delinquent                                                       475,513.00               521,414,658.20
                                                                           ------------------------        ---------------------

       Delinquencies 30 + Days as a Percent of End of the
         Month Total Receivables                                                                                          3.92%
                                                                                                           ---------------------

Defaulted Accounts During the Month                                                      43,401.00                43,455,866.57
                                                                           ------------------------        ---------------------

Annualized Default Rate as a Percent of Beginning of the
Month Principal Receivables                                                                                               4.10%
                                                                                                           ---------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : August 2000                                                      COLLECTIONS                   PERCENTAGES
                                                                                  -----------                   -----------

Total Collections and Gross Payment Rate                                          2,248,021,426.17                       17.12%
                                                                           ------------------------        ---------------------

Collections of Principal Receivables and Principal Payment Rate                   1,987,076,191.07                       15.61%
                                                                           ------------------------        ---------------------

       Prior Month Billed Finance Charge and Fees                                   201,835,998.45
                                                                           ------------------------
       Amortized AMF Income                                                          18,482,615.82
                                                                           ------------------------
       Interchange Collected                                                         28,465,066.47
                                                                           ------------------------
       Recoveries of Charged Off Accounts                                            18,231,814.92
                                                                           ------------------------
       Collections of Discounted Receivables                                                  0.00
                                                                           ------------------------

Collections of Finance Charge Receivables and Annualized Yield                      267,015,495.66                       25.17%
                                                                           ------------------------        ---------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : August 2000

Beginning Unamortized AMF Balance                                                                                104,019,852.66
                                                                                                           ---------------------
+      AMF Slug for Added Accounts                                                            0.00
                                                                           ------------------------
+      AMF Collections                                                               12,412,355.26
                                                                           ------------------------
-      Amortized AMF Income                                                          18,482,615.82
                                                                           ------------------------
Ending Unamortized AMF Balance                                                                                    97,949,592.10
                                                                                                           ---------------------



                                                /s/ Tom Feil
                                                -------------------------------
                                                Tom Feil
                                                Director of Securitization


                                                                    Page 8 of 42